Securities Act File No. 33-73140


                         PILGRIM VARIABLE PRODUCTS TRUST
                         SUPPLEMENT DATED MARCH 8, 2001
                     TO THE PROSPECTUS DATED APRIL 30, 2000


MERGER OF ING PILGRIM INVESTMENTS, INC. INTO ING PILGRIM INVESTMENTS, LLC

Effective February 26, 2001, ING Pilgrim Investments, Inc., the Adviser to the Portfolios, merged into ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC will continue to manage the Portfolios under the existing Investment Advisory Agreement with the Trust. All of the investment professionals, officers and employees of ING Pilgrim Investments, Inc. will continue in their capacities as officers and employees of ING Pilgrim Investments, LLC, and the same personnel will be responsible for providing the investment advisory services to the Portfolios. The merger will not result in a change in the advisory fee paid by each of the Portfolios.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE